Exhibit 99.1

Safety Shot Appoints Beverage Industry Innovator Rich Pascucci to its Board of Directors

Pascucci has launched 13 brands and held leadership roles at Diageo, Red Bull, and Pabst Brewing

JUPITER, FL – December 7, 2023 – Safety Shot, Inc. (Nasdaq: SHOT) today announced Rich Pascucci, who has been serving on the Company’s Advisory Board, has joined its Board of Directors.

Mr. Pascucci brings a wealth of leadership experience in the beverage industry. He has held leadership and C-suite roles driving portfolio growth for global companies including Diageo, Red Bull, and Pabst Brewing. His responsibilities have included sales, marketing, integration, business insights/category development, national projects, distribution strategy, business planning, public relations and strategic imperatives. Currently, he is the owner of Black Apple Group, LLC, where he specializes in insights, category development, integration, and planning. Within less than 3 years at Black Apple Group, he has exited or nationally partnered 13 brands and has an extensive network of distributors, strategic partners, VCs, and other industry stakeholders.

“Having served on Safety Shot’s Advisory Board since July, I’ve had first-hand involvement with this category-defining drink and its impending launch. Safety Shot’s potential in the functional beverage industry is enormous, and I’m excited to become a board member helping to guide the Company’s success,” Rich Pascucci stated.

“We’re pleased to have Rich take on a larger role at Safety Shot, moving from our Advisory Board to our Board of Directors. Given his profile of success in the beverage industry, this is one more testament to the quality and integrity of our product, its market potential, and our team’s ability to execute,” stated Safety Shot’s COO, Jarrett Boon..

About Safety Shot

Safety Shot, a wellness and functional beverage company, is set to launch Safety Shot, the first patented beverage on Earth that helps people feel better faster by reducing blood alcohol content and boosting clarity. Safety Shot will be available for retail purchase in the first week of December 2023 at www.DrinkSafetyShot.com and www.Amazon.com. The Company plans to launch business-to-business sales of Safety Shot to distributors, retailers, restaurants, and bars in the first quarter of 2024. Safety Shot plans to spin off legacy assets from its Jupiter Wellness business to unlock value for shareholders.

Forward Looking Statements

This communication contains forward-looking statements regarding Safety Shot, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Safety Shot’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Safety Shot and, including those described from time to time under the caption “Risk Factors” and elsewhere in Safety Shot’s Securities and Exchange Commission (SEC) filings and reports, including Safety Shot’s Annual Report on Form 10-K for the year ended December 31, 2023 and future filings and reports by Safety Shot. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Safety Shot on its website or otherwise. Safety Shot undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Media Contact:

Phone: 904-477-2306

Email: Emily@PanatelidesPR.com

Investor Contact:

Phone: 561-244-7100

Email: investors@safetyshotholdings.com

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